Exhibit 10.1

Execution Version

INCREMENTAL JOINDER SUPPLEMENT

INCREMENTAL JOINDER SUPPLEMENT NO. 3 dated as of June 25, 2012 (the “Supplement”), to the Joinder No. 1, dated as of June 15, 2012 (as heretofore amended and/or supplemented, to “Joinder No. 1”), among GTAT CORPORATION, a Delaware corporation (the “U.S. Borrower”), GT ADVANCED TECHNOLOGIES LIMITED, a company incorporated under the laws of Hong Kong (the “Hong Kong Borrower”), GT ADVANCED TECHNOLOGIES INC., a Delaware corporation (“Holdings”), the banks which are parties hereto, together with their respective successors and assigns (the “Additional Term Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)           The Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of January 31, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Supplement have the same meanings as specified in the Credit Agreement.

(2)           The U.S. Borrower has requested that the Additional Term Lenders provide to the U.S. Borrower Additional Term Loans pursuant to Section 2.13 of the Credit Agreement and Joinder No. 1 on the Additional Term Loan Effective Date and on the effective date of any subsequent Incremental Joinder Supplement, in an aggregate principal amount on the Additional Term Loan Effective Date of $30,000,000 plus additional amounts pursuant to Incremental Joinder Supplements not to exceed an additional $45,000,000 in the aggregate, having identical terms with, and having the same rights and obligations under the Credit Agreement as, the outstanding Term Loans.

SECTION 1          Joinder. By executing and delivering this Supplement, and upon satisfaction of the conditions set forth in Section 3 hereof, each Additional Term Lender hereby (a) becomes a party to Joinder No. 1 as an “Additional Term Lender” thereunder with the same force and effect as if originally named therein as a Additional Term Lender, and (b) expressly, irrevocably and absolutely assumes all obligations and liabilities of an “Additional Term Lender” under Joinder No. 1. Each reference to an “Additional Term Lender” in Joinder No. 1 shall be deemed to include each Additional Term Lender and Exhibit A of Joinder No. 1 shall be deemed to include the schedule set forth on Annex 1 of this Supplement.

SECTION 2          Repayment of Loans. Section 2.07(a) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated in its entirety to read as follows:

Date	Term Loan
June 30, 2012	1,812,500
September 30, 2012	1,812,500
December 31, 2012	1,812,500
March 31, 2013	1,812,500
June 30, 2013	1,812,500
September 30, 2013	1,812,500
December 31, 2013	1,812,500
March 31, 2014	1,812,500
June 30, 2014	3,625,000
September 30, 2014	3,625,000
December 31, 2014	3,625,000
March 31, 2015	3,625,000
June 30, 2015	3,625,000
September 30, 2015	3,625,000
December 31, 2015	3,625,000
Fourth Anniversary of the Closing Date	105,125,000

SECTION 3          Conditions to Effectiveness of Sections 1 and 2.  Sections 1 and 2 of this Supplement shall become effective on the date when, and only when, the following conditions shall have been satisfied (such date, the “Joinder Supplement No. 3 Effective Date”):

(a)           The Administrative Agent shall have received a counterpart signature page of (1) this Supplement duly executed by (i) Holdings, (ii) the U.S. Borrower, (iii) the Hong Kong Borrower, (iv) the Administrative Agent and (v) each Additional Term Lender who is listed as having an Additional Term Commitment on Annex 1 to this Supplement or, as to any of the foregoing parties, written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Supplement and (2) the consent attached hereto (the “Consent”) duly executed by each Grantor and Guarantor under the U.S. Security Agreement dated January 31, 2012 and each Guarantor under U.S. Guaranty dated January 31, 2012.

(b)           The Administrative Agent shall have received a certificate of Holdings dated as of the Joinder Supplement No. 3 Effective Date signed on behalf of Holdings by a Responsible Officer of Holdings, certifying on behalf of Holdings and each Borrower that, (1) the representations and warranties contained in Article V of the Credit Agreement and in any other Loan Document, are true and correct in all material respects (except that such representations and warranties that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Joinder Supplement No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except that such representations and warranties that are qualified by materiality or Material Adverse Effect were true and correct in all respects) as of such earlier date, and the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, (2) no Default has occurred and is continuing, or would result from the borrowing of the Additional Term Loans or the application of the proceeds thereof and (3) after giving

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effect to the occurrence of the Joinder Supplement No. 3 Effective Date and the borrowing of the Additional Term Loans, on a Pro Forma Basis, the Consolidated Leverage Ratio shall be no greater than 1.50:1.00, determined on the basis of the financial information most recently required to be delivered pursuant to Section 6.01 (together with reasonably detailed supporting calculations).

(c)           The Administrative Agent shall have received a certified copy of the resolutions of the Board of Directors or other governing body, as applicable, of each Person that is a Loan Party (or duly authorized committee thereof) authorizing this Supplement, the Additional Term Loans and the other matters contemplated hereby.

(d)           The Administrative Agent shall have received a favorable opinion of Ropes & Gray LLP, counsel to Holdings, the Borrowers and the other Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent.

(e)           Each Additional Term Lender shall have received, if requested at least two Business Days in advance of the Joinder Supplement No. 3 Effective Date, a Term Note in connection with the Additional Term Loans, payable to the order of such Additional Term Lender duly executed by the U.S. Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this Supplement.

(f)            Holdings or the U.S. Borrower shall have paid (or substantially concurrently with the satisfaction of the other conditions set forth herein, on the Joinder Supplement No. 3 Effective Date, shall be paying) to the Administrative Agent for the account of each Additional Term Lender, upfront fees equal to 0.50% of the principal amount of such Additional Term Lender’s Additional Term Commitment on the Joinder Supplement No. 3 Effective Date.

(g)           Holdings or the U.S. Borrower shall have paid (or substantially concurrently with the satisfaction of the other conditions set forth herein, on the Joinder Supplement No. 3 Effective Date, shall be paying) all reasonable and documented out-of-pocket documented expenses (including the reasonable and documented fees and expenses of Shearman & Sterling LLP) incurred by the Merrill Lynch, Pierce, Fenner & Smith Incorporated, as lead arranger, and the Administrative Agent in connection with the preparation, negotiation and execution of Joinder No. 1 and Incremental Joinder Supplements.

SECTION 4          Terms Incorporated. All of the terms and conditions of Joinder No. 1 are hereby incorporated in this Supplement by reference thereto as fully and to the same extent as if set forth herein, and the Joinder No. 1, as supplemented hereby, is hereby ratified, approved and confirmed as of the date hereof.

SECTION 5          Counterparts. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this

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Supplement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 6          GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GT ADVANCED TECHNOLOGIES, INC., as Holdings

By	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

GTAT CORPORATION, as U.S. Borrower

By	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

GT ADVANCED TECHNOLOGIES LIMITED, as Hong Kong Borrower

By	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

[Signature Page – Incremental Joinder Supplement No. 3]

BANK OF AMERICA, N.A.,
as Administrative Agent and as Lender

By	/s/Douglas M. Ingram
Name: Douglas M. Ingram
Title: Managing Director

[Signature Page – Incremental Joinder Supplement No. 3]

BANK OF AMERICA, N.A., as an Additional Term Lender

By	/s/Douglas M. Ingram
Name: Douglas M. Ingram
Title: Managing Director

[Signature Page – Incremental Joinder Supplement No. 3]

CONSENT

Dated as of June 25, 2012

The undersigned, as Grantors and Guarantors under the U.S. Security Agreement dated January 31, 2012 (the “Security Agreement”) and as Guarantor under U.S. Guaranty dated January 31, 2012 (collectively, the “Guaranty”) in favor of the Agent for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Supplement, hereby consents to such Supplement and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Supplement, each of the Security Agreement to which such Grantor is a party and the Guaranty to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Supplement, each reference in the Security Agreement and the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Supplement, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of the applicable Secured Obligations (in each case, as defined therein).  Notwithstanding anything to the contrary herein, for the avoidance of doubt, no security, guaranties or similar interest shall be granted in the assets of or by any Excluded Subsidiary with respect to the U.S. Borrower, which security, guaranties or similar interest guarantees or supports any Obligation of the U.S. Borrower. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

GT ADVANCED TECHNOLOGIES INC.

By:	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

GTAT CORPORATION

By:	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

GT CRYSTAL SYSTEMS, LLC

By:	/s/ Hoil Kim
Name: Hoil Kim
Title: Secretary

GT EQUIPMENT HOLDINGS, INC.

By:	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

LINDBERGH ACQUISITION CORP.

By:	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

GT ADVANCED CZ LLC

By:	/s/Hoil Kim
Name: Hoil Kim
Title: Secretary

ANNEX 1

Lenders	Additional Term Loan Commitments

Bank of America, N.A.	$2,500,000.00
RBS Citizens N.A.	$2,500,000.00